UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2010

Microtune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31029-40	75-2883117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 10th Street, Plano, Texas	75074
(Address of principal executive offices)	(Zip Code)

(972) 673-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 28, 2010, the Company issued a press release announcing financial results for the quarter ended September 30, 2010 (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02 and in the attached Exhibit 99.1 shall be deemed to be “furnished” and not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Microtune, Inc. dated October 28, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROTUNE, INC.

Date: October 28, 2010	By:	/S/ PHILLIP D. PETERSON
Phillip D. Peterson
General Counsel

Index to Exhibits

Exhibit No.	Description

99.1	Press Release of Microtune, Inc. dated October 28, 2010.